Quarterly Holdings Report
for
Fidelity® Real Estate Investment ETF
October 31, 2024
RIE-NPRT1-1224
1.9900255.103
Common Stocks - 98.6%
	Shares	Value ($)
UNITED STATES - 98.6%
Real Estate - 98.6%
Health Care REITs - 12.5%
Ventas Inc	14,790	968,597
Welltower Inc	6,923	933,774
		1,902,371
Hotel & Resort REITs - 0.4%
Ryman Hospitality Properties Inc	655	70,118
Industrial REITs - 14.7%
Americold Realty Trust Inc	13,645	350,404
Prologis Inc	13,245	1,495,890
STAG Industrial Inc Class A	6,483	241,686
Terreno Realty Corp	2,368	141,962
		2,229,942
Real Estate Management & Development - 5.5%
CBRE Group Inc Class A (a)	4,905	642,408
Compass Inc Class A (a)	15,746	99,987
CoStar Group Inc (a)	1,363	99,213
		841,608
Residential REITs - 16.6%
American Homes 4 Rent Class A	9,001	317,195
Camden Property Trust	1,549	179,359
Elme Communities	4,214	71,090
Equity LifeStyle Properties Inc	816	57,218
Equity Residential	6,187	435,379
Invitation Homes Inc	7,414	232,874
Mid-America Apartment Communities Inc	1,555	235,334
Sun Communities Inc	3,344	443,682
UDR Inc	13,102	552,773
		2,524,904
Retail REITs - 14.5%
Acadia Realty Trust	1,953	47,829
Curbline Properties Corp	5,242	118,626
FrontView REIT Inc	1,521	28,382
InvenTrust Properties Corp	1,006	29,627
Kimco Realty Corp	27,986	663,828
Macerich Co/The	4,432	82,878
NNN REIT Inc	12,956	562,809
Phillips Edison & Co Inc	3,035	114,753
Regency Centers Corp	2,053	146,666
SITE Centers Corp	3,230	51,519
Tanger Inc	3,503	116,405
Urban Edge Properties	10,792	240,014
		2,203,336
Specialized REITs - 34.4%
American Tower Corp	7,058	1,507,166
Crown Castle Inc	1,870	201,006
CubeSmart	6,937	331,866
Digital Realty Trust Inc	3,442	613,468
Equinix Inc	1,390	1,262,231
Extra Space Storage Inc	701	114,473
Four Corners Property Trust Inc	4,383	120,795
Lamar Advertising Co Class A	1,598	210,936
Public Storage Operating Co	1,947	640,680
SBA Communications Corp Class A	723	165,907
Weyerhaeuser Co	1,952	60,824
		5,229,352
TOTAL REAL ESTATE		15,001,631

TOTAL COMMON STOCKS (Cost $14,197,837)		15,001,631

TOTAL INVESTMENT IN SECURITIES - 98.6% (Cost $14,197,837)	15,001,631
NET OTHER ASSETS (LIABILITIES) - 1.4%	213,610
NET ASSETS - 100.0%	15,215,241

Legend

(a)	Non-income producing

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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